RMR

INVESTOR PRESENTATION

ENERCOM CONSULTING

REDMOUNTAINRESOURCES.COM

Exhibit 99.1

Disclaimer
This presentation does not constitute an offer to sell or a solicitation of an offer to buy securities nor does it constitute an offer or solicitation In any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any such offer may only be made pursuant to a registration statement or pursuant to an exemption from registration, if available. No general solicitation whatsoever is made or intended hereby.
Cautionary and Forward-Looking Statements
In addition to statements of historical fact, this presentation contains forward-looking statements. The presentation of outlooks, projections, estimates, targets and other forward-looking information in this presentation is subject to a number of risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” or “could” or the negative variations thereof or comparable terminology are intended to identify forward-looking statements.
These forward-looking statements are subject to numerous assumptions, risks and uncertainties that may cause actual results to be materially different from any future results expressed or implied in those statements. Risks and uncertainties that could prevent the Company from achieving any stated goals include, but are not limited to, the following:
a. volatility or decline of our stock price;
b. potential fluctuation in annual or quarterly results;
c. dilution related to additional issuances of securities;
d. declines or volatility in the prices we receive for our oil and natural gas;
e. general economic conditions, whether internationally, nationally or in the regional and local market areas in which we do business;
f. our ability to generate sufficient cash flow from operations, borrowings or other sources to enable us to fully develop our oil and natural gas properties;
g. risks associated with drilling, including completion risks, cost overruns and the drilling of non-economic wells or dry holes;
h. uncertainties associated with estimates of proved oil and natural gas reserves;
i. the presence or recoverability of estimated oil and natural gas reserves and the actual future production rates and associated costs;
j. risks and liabilities associated with acquired companies and properties;
k. risks related to integration of acquired companies and properties;
l. potential defects in title to our properties;
m. our ability to raise additional capital to fund future capital expenditures;
n. cost and availability of drilling rigs, equipment, supplies, personnel and oilfield services;
o. geological concentration of our reserves;
p. environmental or other governmental regulations, including legislation of hydraulic fracture stimulation and elimination of income tax incentives available to our industry;
q. our ability to secure firm transportation for oil and natural gas we produce and to sell the oil and natural gas at market prices;
r. exploration and development risks;
s. management’s ability to execute our plans to meet our goals;
t. our ability to retain key members of our management team;
u. weather conditions;
v. actions or inactions of third-party operators of our properties;
w. costs and liabilities associated with environmental, health and safety laws;
x. ability to find and retain skilled personnel;
y. operating hazards attendant to the oil and natural gas business; and
z. competition in the oil and natural gas industry.
The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as required by applicable law.
The financial and operating projections contained in this presentation represent our reasonable estimates as of the date of this presentation. Neither our auditors nor any other third party has examined, reviewed or compiled the projections and, accordingly, none of the foregoing expresses an opinion or other form of assurance with respect thereto. The assumptions upon which the projections are based are described in more detail herein. Some of these assumptions inevitably will not materialize, and unanticipated events may occur that could affect our results. Therefore, our actual results achieved during the periods covered by the projections will vary from the projected results. Prospective investors are cautioned not to place undue reliance on the projections included herein.
Pro forma production data reflects the acquisition of Cross Border Resources, Inc. (OTCQB:XBOR) (“Cross Border”) as if it occurred on June 1, 2012. As of May 31, 2013, RMR owned 83.3% of the outstanding common stock of Cross Border.

Corporate Overview
Red Mountain Resources, Inc. (“RMR”)
Listing (OTCQB) RDMP
Share Price $0.75
Common Shares Outstanding (MM) 126.0
Market Cap (MM) $94.5
Total Debt (MM) $24.1
Cash (MM) $5.8
Enterprise Value (MM) $112.8
Management and Insider Ownership 10+%
Company Auditor Hein & Associates LLP; Darilek, Butler & Associates, PLLC (Cross Border)
Independent Reserve Engineer Auditor Cawley, Gillespie & Associates, Inc.
Market data as of close on August 5, 2013

KANSAS ACREAGE
GROSS ACRES: 6,656
NET ACRES: 6,656
PERMIAN ACREAGE
GROSS ACRES: 336,851
NET ACRES: 31,011

REDMOUNTAINRESOURCES.COM

4
Company Overview
Pro Forma Production¹ : 886 (BOE/D) –
53% oil
Reserves²:  3.5 MMBOE (as of 6/1/13)
53% Proved Developed
Drilling Inventory: 450 gross (369 net) potential
locations

Average net daily production sold for the twelve months ended May 31, 2013.
Includes net production sold represented by the 17% of Cross Border’s common stock not owned by RMR.

As of June 1, 2013. Includes reserves represented by the 17% of Cross
Border’s common stock not owned by RMR.
Acreage Chart Gross Net
Developed Permian 11,108 5,237
Undeveloped Permian 325,743 25,774
Undeveloped Southwest NM 5 Minerals 536,340 268,170
Developed South Texas 4,776 1,405
Kansas 6,656 6,656
TOTAL 884,623 307,242
98% of Acreage Either Owned Mineral Rights or
Leases Held by Production as of May 31, 2013
3

Includes acreage represented by the 17% of Cross Border’s common stock not owned by RMR
4
Includes mineral ownership.
5
Reflects mineral ownership.
Summary of Combined Properties of RMR,
Cross Border, and Bamco

Strategic Growth Oriented Business Plan
2013E 2014E/2015E
Exit rate daily production to exceed
1,500+ Boepd
Exit rate daily production to exceed
3,000+ Boepd
Uplist on NYSE MKT, potential reverse
stock split
Increase shareholder awareness and
institutional investor base
Target debt service coverage ratio
greater than 5x
Target debt/EBITDA ratio below 3x
Hedging program in place to limit
downside and ensure adequate cash
flows to perpetuate growth
Conventional balance sheet and capital structure
Increase liquidity of stock
Organic growth through the drill bit
RMR completes reverse merger with
Black Rock Capital, acquiring
property assets and 13.2% share in
Cross Border
June 2011
RMR closes private placement raise of
$22.2MM; executes $4MM
secured note; closes $2.75MM conv.
debt
Nov./Dec. 2011
RMR successfully drills and
completes Madera 24-2H with peak
24-hour flow rate of 1,144 Bbls and
772 Mcf for a total of 1,273 Boe;
increases Cross Border ownership to
29.9%
January 2012
Jan./Feb. 2013
RMR increases ownership stake in
Cross Border to 80%, triggering
consolidation; RMR obtains $100MM
credit facility and completes $6MM
equity financing; consolidates debt of
Cross Border and RMR; completion of
cross conveyance with Chevron on
Madera prospect
April/May 2013
RMR consolidates financials
of Cross Border and
completes private placement
of additional $3MM of
equity; RMR increases Cross
Border ownership to 83%
May 2013
July 2013
RMR drills and completes
Madera 24-3H well with
initial production rate of
1,491 Boe (81% oil)
RMR launches $11.25MM
Unit Offering

Board and Management Team
10+ years experience
within the energy industry,
CEO since June 2011
Significant oil & gas
experience, including
management, operations,
finance and corporate
development
Highly experienced team with  10% equity stake
Key Team Members
45+ years experience
within energy industry;
owner of RK Ford &
Associates, Inc. and partner
in Western Drilling, Inc.
Geographical experience in
18 U.S. states and 12
countries
ALAN W. BARKSDALE
Chairman, President, CEO
RANDELL K. FORD
Director
DAVID M. HEIKKINEN
Director
RICHARD Y. ROBERTS
Director
PAUL N. VASSILAKOS
Director
15+ years experience
within energy industry;
CEO of Heikkinen Energy
Advisors, LLC.
Served as Head of E&P
Research for Tudor,
Pickering, Holt & Co.  and
as Exploration and
Production Analyst for
Capital One Southcoast,
Inc.
Co-founded Roberts,
Raheb & Gradler LLC, a
regulatory/legislative
consulting firm
From 1990 to 1995 was a
commissioner of the
Securities and Exchange
Commission, during which
time he was actively
involved in a wide range of
subjects affecting the
capital markets
Served as interim
President  & CEO of RMR
from February-March
2011
Serves as asst. treasurer
of Cullen Agricultural
Holding Corp. and founder
of Petrina Advisors, Inc., a
privately held advisory
firm
MICHAEL R. UFFMAN
Chief Financial Officer
10+ years of experience in
the financial sector of the
energy industry
Prior experience includes
Global Hunter Securities,
LLC, Dahlman Rose & Co.,
Capital One Southcoast,
Inc., and KPMG LLP
TOMMY W. FOLSOM
EVP, Director of Exp. & Prod.
40+ years of experience in
the energy industry
Prior experience includes
Enerstar Resources O & G,
LLC, Murchison Oil and
Gas, Inc., Vision Energy,
Inc., and Santa Fe Energy,
Inc.
HILDA D. KOUVELIS
Chief Accounting Officer
25+ years of experience in
the financial sector of the
energy industry
Prior experience includes
TransAtlantic Petroleum
Ltd., Sky Petroleum Inc.,
Ascent Energy, Inc., and
PetroFina S.A.
EARL M. SEBRING
Sr. Consulting Geologist,
Interim President Cross Border
35+ years experience
within energy industry;
owner of Sebring
Exploration Texas, Inc.
Geographical experience
in Permian Basin, Gulf
Coast, Oklahoma, and
numerous countries
JACK C. BRADLEY
Vice President, Director of
Business Development
9+ years experience within
energy industry at The
StoneStreet Group and
Sebring Exploration Texas,
Inc.
Extensive experience in
Permian Basin, Val Verde
Basin, South Texas

7%
3%
43%
47%
Tom Tom
Madera
Other San Andres
Non Op

REDMOUNTAINRESOURCES.COM

Capex Plan and Data
2014 Capital Expenditure Plan 2014 Capital Expenditure By Percent
Gross Wells
CAPEX
(in millions)
Percent
Tom Tom Workovers 18 $4.0 10%
Tom Tom New Wells 18 $13.0 33%
Cowden 3 $2.5 6%
Madera 5 $18.5 47%
Shafter Lake 1 $0.5 1%
Non Op 10 $1.0 3%
TOTAL 55 $39.5 100%

L.E. RANCH
TOM TOM
TURKEY TRACK
LUSK
MADERA
COWDEN
TATUM BASIN
NORTHWESTERN SHELF
CENTRAL BASIN PLATFORM
MIDLAND BASIN
DELAWARE BASIN
RMR & CROSS BORDER PERMIAN BASIN ACREAGE
PERMIAN ACREAGE
OTHER NEW MEXICO ACREAGE
BASINS
PLATFORMS

≈

≈

- Bone Spring
- Brushy Canyon
- Abo
- Yeso
- San Andres
- Wolfbone/Wolfcamp
- Avalon Shale

REDMOUNTAINRESOURCES.COM

Permian Basin Focus
Property Overview
300,000 net acres in West Texas and New Mexico
30,000 net acres classified as Permian Basin
Acreage position provides opportunity for reserve adds and
production growth with exposure to:
Large acreage position creates long-term upside
98% of acreage either owned mineral rights or leases held by production
Significant operating experience and aligned with premier
operating partners on non-operated assets
Uniquely positioned ownership and team provides access to
services and basin-wide well data

Madera Prospect

24-3H WELL
IP: 1,212 BBLS, 1,676 MCF
MAY 2013
25-2H WELL
PROJECTED SPUD DATE:
AUGUST 2013
BECKHAM #1
24-2H WELL
IP: 1,144 BBLS, 772 MCF
JANUARY 2012
19-1
24-1
25-1
36-1
18
19
24
25
36
LEGEND
EXISTING WELLS
BRUSHY CANYON
STRAWN/ATOKA
BELL CANYON
CHERRY CANYON
BRUSHY CANYON
BONE SPRING
WOLFCAMP
STRAWN
ATOKA

24-3H
24-2H
25-2H
18
19
24
25
36
LEGEND
BRUSHY CANYON PUD
BRUSHY CANYON PROB
AVALON PROB
STRAWN/ATOKA POSS
STRAWN/ATOKA PROB
EXISTING STRAWN/ATOKA /WOLFCAMP PDP

DRILLING INVENTORY

10 Brushy Canyon locations
12 Avalon locations
12 Bone Spring locations
3 Strawn/Atoka locations

Asset Highlights – 2,545 gross acres (1,132 net); 6 producing wells and 1 disposal well

- Two of the deepest horizontal wells drilled in the Brushy Canyon of the Delaware Mountain Group
- Additional potential well locations targeting the Brushy Canyon, Avalon Shale, Bone Spring, Wolfcamp, Atoka, and Strawn formations
- Recently completed agreement with Chevron to add adjacent acreage, making the area more efficient for development

REDMOUNTAINRESOURCES.COM

10

100,000
10,000
1,000
100
Bbl/month and Mcf/month
0
12
24
36
48
60
72
84
96
108
120
months
Oil
Gas

HIGH CASE
BASE CASE
LOW CASE
250%
200%
150%
100%
50%
0%
IRR
$80
$90
$100
WTI

REDMOUNTAINRESOURCES.COM

Madera Short-Lateral Economics
High Base Low
EUR (Mboe) 467 400 333
PV-10 ($M) $6,980 $5,074 $3,051
IRR (%) 89% 60% 36%
Payback (Years) 1.3 1.7 2.4
Gross Well Cost ($M) $6,500 $6,500 $6,500
IP (Boe/d) 807 700 587
B-factor 1.2 1.2 1.2
Sensitivity Case Assumptions (4,620’ Lateral Length)
Representative Base Type Curve / Development Economics
WTI Oil
Price ($/bbl)
PV-10 ($M) Payout (yrs) IRR (%)
HIGH CASE $80 $5,431 1.6 65%
$90 $6,980 1.3 89%
$100 $8,530 1.1 119%
BASE CASE $80 $3,731 2.1 43%
$90 $5,074 1.7 60%
$100 $6,418 1.4 80%
LOW CASE $80 $1,927 3.1 25%
$90 $3,051 2.4 36%
$100 $4,177 1.9 48%
Sensitivity to Oil Price - IRR
Oil Price Sensitivity
* Base case calculated with $90 WTI oil and $3.50 Henry Hub gas, adjusted prices are $83.37/bbl and $4.88/mcf

100,000
10,000
1,000
100
Bbl/month and Mcf/month
0
12
24
36
48
60
72
84
96
108
120
months
Oil
Gas

HIGH CASE
BASE CASE
LOW CASE
250%
200%
150%
100%
50%
0%
IRR
$80
$90
$100
WTI

REDMOUNTAINRESOURCES.COM

Madera Long-Lateral Economics
High Base Low
EUR (Mboe) 667 567 467
PV-10 ($M) $11,769 $8,706 $5,880
IRR (%) 163% 101% 61%
Payback (Years) 1.1 1.4 1.8
Gross Well Cost ($M) $7,500 $7,500 $7,500
IP (Boe/d) 1140 967 807
B-factor 1.2 1.2 1.2
Sensitivity Case Assumptions (6,930’ Lateral Length)
Representative Base Type Curve / Development Economics
WTI Oil
Price ($/bbl)
PV-10 ($M) Payout (yrs) IRR (%)
HIGH CASE $80 $9,603 1.3 117%
$90 $11,769 1.1 163%
$100 $13,935 1.0 221%
BASE CASE $80 $6,870 1.6 74%
$90 $8,706 1.4 101%
$100 $10,542 1.2 136%
LOW CASE $80 $4,349 2.2 44%
$90 $5,880 1.8 61%
$100 $7,411 1.5 81%
Sensitivity to Oil Price - IRR
Oil Price Sensitivity

NORTHWESTERN SHELF (NORTH)
TOM TOM / TOMAHAWK
NORTHWESTERN SHELF (SOUTH)
CENTRAL BASIN PLATFORM
GROSS/NET ACRES : 8,300/6,200
GROSS/NET POTENTIAL LOCATIONS : 222/173.3
ANDREWS COUNTY, TX
GROSS/NET ACRES : 324/187
GROSS/NET POTENTIAL LOCATIONS : 13/7.5
COWDEN, ECTOR CTY, TX
GROSS/NET ACRES : 760/740
GROSS/NET POTENTIAL LOCATIONS : 41/40

"The challenge to creating value with the San Andres is finding underdeveloped properties along proven trends."

REDMOUNTAINRESOURCES.COM

Significant Exposure to Low-Risk San Andres Reserves
The San Andres formation is an oil and gas bearing member of the Upper Permian occurring in the geologic provinces of West Texas and Southeast New Mexico
•
The San Andres and Grayburg formations have contributed the most growth of oil reserves in recent decades
•
Already achieved high recovery efficiencies with extensive use of water flood and CO2 recovery programs in these formations
Source: U.S. Geologic Survey dated April 2012
Of the 3.25 billion barrels  of oil reserves
expected to be produced from the
Permian Basin through 2015, the
Northwest shelf San Andres platform
carbonate composes 21% of this total,
or 680 MMBBLS.
Source: American Association of Petroleum Geologist
Bulletin dated May 2005
San Andres Overview
Northwest Shelf San Andres Potential

Tom Tom/Tomahawk Prospect Area

TOM TOM
6.9MMBBLS, 48CF
CHAVEROO
15.5MMBBLS, 36.7BCF
CATO
25MMBBLS, 37.6BCF
LEGEND
40 ACRE PUD
PROBABLE
NON-OPERATED

DRILLING INVENTORY

Acreage	8,300 gross, 6,200 net
Proved Locations (40 ac)	14 gross, 12.3 net
Unproved Locations (40 ac)	64 gross, 46.4 net
Unproved Locations (20 ac)	144 gross, 114.5 net

WELLS IN THIS PROSPECT ARE PERFORATED IN THE SAN ANDRES P1 AND P2 ZONES, ALONG WITH THE SAN ANDRES P3 UPPER AND LOWER ZONES
QUATERNARY
RED BEDS
YATES
SEVEN RIVERS
QUEEN
SAN ANDRES
SAN ANDRES P1 MARKER
SAN ANDRES P1
SAN ANDRES P2
SAN ANDRES P3 UPPER
SAN ANDRES P3 LOWER

Asset Highlights

- Discovered by Amoco in 1967, has produced more than 3.5MM Bbls since 2000
- Prospect provides low risk exposure to oil reserves and has long-lived, shallow production from the prolific San Andres formation
- Workover potential in 45 of the existing wellbores
- Significant upside through 40 acre drilling opportunities with further down-spacing to 20 acre spacing
- Secondary recovery and deeper producing horizons present further value add opportunities

REDMOUNTAINRESOURCES.COM

14

10,000
1,000
100
10
Bbls/month
0
12
24
36
48
60
72
84
96
108
120
months
Oil

* Base case calculated with $90 WTI oil, adjusted price is $83.76/bbl

HIGH CASE
BASE CASE
LOW CASE
150%
125%
100%
75%
50%
25%
0%
IRR
$80
$90
$100
WTI

REDMOUNTAINRESOURCES.COM

San Andres Area Economics
High Base Low
EUR (Mboe) 60 50 40
PV-10 ($M) $1,335 $1,004 $673
IRR (%) 98% 70% 46%
Payback (Years) 1.5 1.8 2.3
Gross Well Cost ($M) $800 $800 $800
IP (Boe/d) 47 40 33
B-factor 1 1 1
Sensitivity Case Assumptions
Representative Base Type Curve / Development Economics
WTI Oil
Price ($/bbl)
PV-10 ($M) Payout (yrs) IRR (%)
HIGH CASE $80 $1,070 1.7 75%
$90 $1,335 1.5 98%
$100 $1,600 1.3 126%
BASE CASE $80 $779 2.1 53%
$90 $1,004 1.8 70%
$100 $1,229 1.5 89%
LOW CASE $80 $487 2.7 34%
$90 $673 2.3 46%
$100 $858 1.9 59%
Sensitivity to Oil Price - IRR
Oil Price Sensitivity

CHAVES
LEA
EDDY

OXY
CIMAREX
Apache
MEWBOURNE OIL COMPANY
CONCHO

HENSHAW
RED LAKE AREA
TURKEY TRACK
LUSK

REDMOUNTAINRESOURCES.COM

Non-Operated New Mexico
LUSK
Well Name Well Type Operator IP Date Oil IP Gas IP Cum Oil Cum Gas WI
Southeast Lusk 33
Federal 2H
Horizontal Cimarex 3/7/2012 301 598 76,215 76,105 37.50%
Southeast Lusk 33
Federal 3H
Horizontal Cimarex 2/29/2012 634 483 103,041 108,167 37.50%
Fecta 33 Fed 1H Horizontal Oxy 5/2/2012 623 1,053 103,847 91,407 12.49%
South Lusk 28
Federal 1
Vertical Apache 6/22/2012* 165 275 9,364 21,423 33.75%
TURKEY TRACK
Well Name Well Type Operator IP Date Oil IP Gas IP Cum Oil Cum Gas WI
Zircon 2 St Com 1H Horizontal Mewbourne 1/13/2012 297 202 70,127 141,424 12.50%
Bradley 30 Fed 3H Horizontal Mewbourne 12/4/2012 286 215 10,737 14,473 4.49%
Zircon 2 EH St 1H Horizontal Mewbourne 1/12/2013 241 359 4,696 5,491 12.50%
2
nd
Bone Spring Wells
Operating Partners Within the Area
* Test date of recompletion
RED LAKE
Well Name Well Type Operator IP Date Oil IP Gas IP Cum Oil Cum Gas WI
Southern Union 30
State 1
Vertical Lime Rock 7/23/2012 99 154 9,607 19,895 12.5%
Roo 22 State 2 Vertical Oxy 8/21/2012 278 523 1,798 3,303 3.13%
Roo 22 State 1 Vertical Oxy 10/6/2012 264 228 N/A N/A 3.13%
HENSHAW
Well Name Well Type Operator IP Date Oil IP Gas IP Cum Oil Cum Gas WI
High Lonesome 26
Fed Com 1
Vertical Concho 12/1/2008 610 3,198 67,040 619,709 3.13%
Yeso Wells
Abo Wells

STONE CORRAL
HERRINGTON
STOTLER
HEEBNER
LANSING
KANSAS CITY
PENN CONGL
REAGAN
RICE
ARBUCKLE

CENTRAL KANSAS UPLIFT

REDMOUNTAINRESOURCES.COM

Central Kansas Properties
• 6,656 gross and net acres
• 100% working interest; 80% NRI
• Target zones: Arbuckle, Lansing Kansas City, Penn,
Reagan, and Granite Wash
• Established and growing acreage position
• Expected economics from vertical Arbuckle: 50 MBOE
and well cost of approximately $400,000
Asset Highlights

$25,000
$20,000
$15,000
$10,000
$5,000
$0
$EV / Acre
$1,904
FANG
PXD
LPI
CXO
EGN
AREX
RDMP

REDMOUNTAINRESOURCES.COM

Offering Exposure to the Permian at a Discount
(EV/Acre in the Permian Basin)
*Calculated after assigning value to production and acreage value in areas outside the Permian.  See appendix for derivation.
**No value assigned to RDMP for SW New Mexico acreage where mineral rights are owned.

Investment Highlights
Uniquely positioned property set
• Large acreage position, geographically focused in Permian, Kansas, and onshore Gulf Coast of Texas
• 98% of the acreage consists of either owned mineral rights or leases held by production
Potential reserves and production base
•
Pro forma average daily net production sold of 886 Boe/d¹
• 1,500+ potential gross locations
Strong production profile to execute development plans
• Significant free cash flow from existing assets to invest in development plan
• Significant PUD inventory for further free cash flow growth
Experienced management and technical team
• Successful track record of creating value
• Cost-effective operator with significant operating experience
More than 300 years of combined experience in our core areas
1
Average net daily production sold for the twelve months ended May 31, 2013, includes net production sold represented by the 17% of Cross Border’s common stock not owned by RMR.

Permian Adjusted Enterprise Value Derivation
Company Ticker Market Cap Total Debt Cash Enterprise Value
Laredo Petroleum Holdings Inc LPI $3,181.6 $1,364.1 $43.6 $4,502.0
Approach Resources Inc AREX $998.8 $154.5 $55.3 $1,098.0
Concho Resources Inc CXO $9,849.1 $3,298.7 $1.0 $13,146.8
Energen Corp EGN $4,802.1 $2,000.0 $20.3 $4,783.8
Pioneer Natural Resources Co PXD $25,000.3 $3,037.7 $695.6 $27,342.4
Diamondback Energy Inc FANG $1,711.9 $41.3 $81.9 $1,671.2
Cimarex Energy Co XEC $10,079.0 $872.6 $4.5 $10,947.1
Red Mountain Resources Inc RDMP $94.5 $24.1 $5.8 $112.8
LPI AREX CXO EGN PXD FANG RDMP
Enterprise Value $ 4,502,032,560 $ 1,097,980,305 $ 13,146,805,550 $ 6,781,788,840 $ 27,342,419,320 $ 1,671,234,539 $ 112,771,298
Production Value
Most Recent Avg Daily Production (BBLS) 15,617 3,780 57,456 28,484 75,073 4,914 470
x $80,000 per flowing BBLS $ 80,000 $ 80,000 $ 80,000 $ 80,000 $ 80,000 $ 80,000 $  80,000
$ 1,249,360,000 $ 302,400,000 $ 4,596,480,000 $ 2,278,720,000 $ 6,005,840,000 $ 393,120,000 $  37,600,000
Most Recent Avg Daily Production (MCF) 119,262 31,320 202,464 256,350 606,828 10,056 2,496
x $6,000 per flowing MCF $ 6,000 $ 6,000 $ 6,000 $ 6,000 $ 6,000 $ 6,000 $ 6,000
$ 715,572,000 $ 187,920,000 $ 1,214,784,000 $ 1,538,100,000 $ 3,640,968,000 $ 60,336,000 $ 14,376,000
Acreage Adjustment
Location San Juan Basin Eagleford Shale Kansas
Net Acres 140,000 117,000 6,656
Other Acreage $/Acre $  4,000 $  10,000 $ 150
Other Acreage Adjustment $  - $   - $  - $ 560,000,000 $ 1,170,000,000 $  - $ 998,400
Location Black Warrior Basin Barnett Shale S. Texas
Net Acres 147,000 114,000 1,405
Other Acreage $/Acre $  100 $ 1,000 $ 100
Other Acreage Adjustment $  - $   - $   - $ 14,700,000   $ 114,000,000 $  - $ 140,500
Location Other
Net Acres 733,000
Other Acreage $/Acre $  100
Other Acreage Adjustment $  - $  - $  - $  - $  73,300,000 $  - $  -
Total Acreage Adjustment $  - $  - $  - $  574,700,000 $  1,357,300,000 $  - $  1,138,900
Permian Acreage Value $ 2,537,100,560 $ 607,660,305 $ 7,335,541,550 $ 2,390,268,840 $ 16,338,311,320 $ 1,217,778,539 $ 59,056,398
Net Permian Acres 200,600 152,000 626,192 300,000 900,000 54,142 31,011
EV / Net Permian Acre $12,648/acre $3,998/acre $11,715/acre $7,968/acre $18,154/acre $22,492/acre $1,904/acre
Source: Company Documents and Filings, Bloomberg, PLS. Note: Acreage values based on recent transactions of nearby properties.
(In $ millions)